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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

April 28, 2004
Date of Report (date of Earliest Event Reported)

ISOLAGEN, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	0-12666 (Commission File No.)	87-0458888 (I.R.S. Employer Identification No.)

2500 Wilcrest, 5th Floor, Houston, Texas 77042
(Address of principal executive offices and zip code)

(713) 780-4754
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed from last report)

Item 5. Other Events.

        On April 28, 2004, the Company issued a press release announcing a proposed public offering of 7,000,000 shares of the Company's common stock. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The reader is advised to read the press release in its entirety.

[THE SIGNATURE PAGE FOLLOWS.]

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.
Date: April 28, 2004	By:	/s/ JEFFREY W. TOMZ Chief Financial Officer

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  Item 5. Other Events.
SIGNATURE